AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1999

                                                  REGISTRATION NO. 333-________

-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------
                             REGISTRATION STATEMENT
                                   ON FORM S-3

                                      UNDER

                           THE SECURITIES ACT OF 1933

                        --------------------------------

                             OBJECTSOFT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

              DELAWARE                                        22-3091075
     State or Other Jurisdiction                          (I.R.S. Employer
          of Incorporation                                Identification No.)
          or Organization)

                                                  DAVID E. Y. SARNA, CHAIRMAN
                                                    OBJECTSOFT CORPORATION
            CONTINENTAL PLAZA III                    CONTINENTAL PLAZA III
            433 HACKENSACK AVENUE                    433 HACKENSACK AVENUE
        HACKENSACK, NEW JERSEY 07601             HACKENSACK, NEW JERSEY 07601
               (201) 343-9100                           (201) 343-9100

(Address, Including Zip Code, and            (Name, Address, Including Zip Code,
Telephone Number Including Area Code, of     and Telephone Number, Including
Registrant's Principal Executive Offices)    Area Code, of Agent For Service)

                          ----------------------------
                                    COPY TO:

                              MELVIN WEINBERG, ESQ.
                       PARKER CHAPIN FLATTAU & KLIMPL, LLP
                           1211 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                                 (212) 704-6000
                          -----------------------------

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective, as determined by market conditions.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. /_/

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /_/

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ No. 333-76465

                              ---------------------

      If this Form is a post-effective amendment filed pursuant to rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /_/

                              ---------------------

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /_/

                         CALCULATION OF REGISTRATION FEE

                                                           Proposed             Proposed
                                                            Maximum              maximum          Amount of
Title of each class of securities      Amount to        Aggregate price         Aggregate       registration
to be registered                     be registered         Per share         offering price          fee
---------------------------------    -------------      ---------------      --------------     ------------
Common Stock, $.0001 par
value per share(1)                      73,333(3)        $1.390625(2)          $101,978.70        $28.35(3)
                                     =============      ===============      ==============     ============

(1) ObjectSoft Corporation affected a one-for-six reverse stock split (the "Stock Split") of its outstanding common stock effective as of October 13, 1999.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (g); based on the average of the bid ($1.28125) and asked price ($1.5) on the Nasdaq SmallCap Market (NASDAQ) on October 20, 1999.

(3) 2,200,000 pre-Stock Split shares of common stock were registered under Registration Statement No. 333-76465 and a registration fee of $1,347.43 was paid in connection therewith.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

                           INCORPORATION BY REFERENCE
            OF REGISTRATION STATEMENT ON FORM S-3 FILE NO. 333-76465

         ObjectSoft Corporation is incorporating by reference the information contained in its Registration Statement on Form S-3 File No. 333-76465 in its entirety, including any amendments, as well as any exhibits relating to it. The Registration Statement was declared effective by the Securities and Exchange Commission on April 30, 1999.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS.

Number     Description of Exhibit

5.1 (1)    Opinion of Parker Chapin Flattau & Klimpl, LLP

23.1 (1)   Consent of Richard A. Eisner & Company, LLP

23.2 (1)   Consent of Parker Chapin Flattau & Klimpl, LLP (included in Exhibit
           5.1 hereto)

24.1 (2)   Power of Attorney

_____________________

(1)  Filed herewith.

(2) Filed on ObjectSoft Corporation's Registration Statement on Form S-3 (Registration No. 333-76465) which was filed with the Securities and Exchange Commission on April 16, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hackensack, State of New Jersey on October 25, 1999.

                                            OBJECTSOFT CORPORATION

                                       By:     /s/ David E.Y. Sarna
                                            -----------------------------------
                                            David E.Y. Sarna
                                            Chairman of the Board, Co-Chief
                                            Executive Officer, Secretary and
                                                         Director

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         Signature                                   Title                       Date
         ---------                                   -----                       ----
/s/ David E.Y. Sarna
----------------------------       Chairman of the Board, Co-Chief          October 25, 1999
    David E.Y. Sarna               Executive Officer, Secretary and
                                   Director
                                   (Principal Executive Officer,
                                   Principal Financial Officer and
                                   Principal Accounting Officer)

            *
----------------------------       President, Co-Chief Executive            October 25, 1999
     George J. Febish              Officer, Treasurer and Director
                                   (Principal Executive Officer)

            *
----------------------------       Director                                 October 25, 1999
    Michael A. Burak

            *
----------------------------       Director                                 October 25, 1999
     Daniel E. Ryan


*By: /s/ David E.Y. Sarna
----------------------------
     David E.Y. Sarna
     Attorney-in-Fact


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------




                              EXHIBITS TO FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                  -------------


OBJECTSOFT CORPORATION
(EXACT NAME OF ISSUER AS SPECIFIED
IN ITS CHARTER)

EXHIBIT INDEX
-------------

Number      Description of Exhibit
------      ----------------------

5.1 (1)     Opinion of Parker Chapin Flattau & Klimpl, LLP

23.1 (1)    Consent of Richard A. Eisner & Company, LLP

23.2 (1)    Consent of Parker Chapin Flattau & Klimpl, LLP (included in Exhibit
            5.1 hereto)

24.1 (2)    Power of Attorney

______________________

(1)  Filed herewith.

(2) Filed on ObjectSoft Corporation's Registration Statement on Form S-3 (Registration No. 333-76465) which was filed with the Securities and Exchange Commission on April 16, 1999.